UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2024

Crescent Energy Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

(713) 332-7001
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 24, 2024, Crescent Energy Finance LLC, a Delaware limited liability company (“Crescent Finance”) and wholly owned subsidiary of Crescent Energy Company (NYSE: CRGY) (“Crescent”), entered into that certain Eighth Amendment to Credit Agreement (the “Credit Agreement Amendment”), which amended Crescent’s existing Credit Agreement, dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated December 13, 2023 and the Seventh Amendment to Credit Agreement, dated April 10, 2024, and as further amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among Crescent Finance, certain subsidiaries of Crescent Finance, as guarantors, Wells Fargo Bank, National Association, as administrative agent, collateral agent and a letter of credit issuer, and the other lenders and letter of credit issuers party thereto from time to time. Among other things, the Credit Agreement Amendment increased the threshold amount for the incurrence of certain additional indebtedness from $500.0 million to $1.0 billion during the period beginning on May 24, 2024 and ending on the scheduled redetermination date for the October 1, 2024 scheduled borrowing base redetermination. As a result, during this period, the borrowing base will not be required to be reduced by 0.25x of the principal amount of such new debt incurrences so long as the principal amount of such indebtedness does not exceed the $1.0 billion aggregate threshold.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

No Offer or Solicitation
This communication relates to a proposed business combination transaction (the “Transaction”) between Crescent and SilverBow Resources, Inc. (“SilverBow”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information About the Transaction
In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The Transaction will be submitted to Crescent’s stockholders and SilverBow’s stockholders for their consideration. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and SilverBow. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or send to stockholders of Crescent or SilverBow in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to

Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700.

Participants in the Solicitation Regarding the Transaction
Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Crescent’s directors and executive officers is contained in Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders (the “Definitive Proxy Statement”) filed with the SEC on April 9, 2024. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1*
Eighth Amendment to Credit Agreement, dated May 24, 2024, by and among Crescent Energy Finance LLC, certain subsidiaries of Crescent Energy Finance LLC, as guarantors, Wells Fargo Bank, National Association, as administrative agent, collateral agent and a letter of credit issuer, and the other lenders and letter of credit issuers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2024
CRESCENT ENERGY COMPANY
By:    /s/ Bo Shi
Name:    Bo Shi
Title:    General Counsel

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